Item 12 (b).  Exhibits.


                             SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

    S&P 500 Index Fund - Member Shares     S&P 500 Index Fund - Reward Shares
    Total Return Strategy Fund             Extended Market Index Fund
    Nasdaq-100 Index Fund                  Target Retirement Income Fund
    Target Retirement 2020 Fund            Target Retirement 2030 Fund
    Target Retirement 2040 Fund            Target Retirement 2050 Fund
    Global Opportunities Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2008, the undersigned hereby certifies, that:

   1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  02/25/2009                            /s/ CHRISTOPHER W. CLAUS
       ----------------                      -------------------------------
                                             Christopher W. Claus
                                             President

                             SECTION 906 CERTIFICATION

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

    S&P 500 Index Fund - Member Shares      S&P 500 Index Fund - Reward Shares
    Total Return Strategy Fund              Extended Market Index Fund
    Nasdaq-100 Index Fund                   Target Retirement Income Fund
    Target Retirement 2020 Fund             Target Retirement 2030 Fund
    Target Retirement 2040 Fund             Target Retirement 2050 Fund
    Global Opportunities Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2008, the undersigned hereby certifies, that:

  1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  02/25/2009                         /s/ ROBERTO GALINDO, JR.
       --------------------               -----------------------------------
                                          Roberto Galindo, Jr.
                                          Treasurer